EIGHTH AMENDMENT TO FLEET BANK - NH
             COMMERCIAL LOAN AGREEMENT AND LOAN DOCUMENTS


    THIS EIGHTH AMENDMENT TO COMMERCIAL LOAN AGREEMENT AND LOAN DOCUMENTS (the "Amendment") is made effective February 19, 1997, by and among FLEET BANK - NH, a bank organized under the laws of the State of New Hampshire with an address of Mail Stop NHNA E02A, 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank"), GREEN MOUNTAIN COFFEE ROASTERS, INC. (f/k/a Green Mountain Coffee, Inc.), a Vermont corporation with a principal place of business at 33 Coffee Lane, Waterbury, Vermont 05676 (the "Borrower"), and GREEN MOUNTAIN COFFEE ROASTERS FRANCHISING CORPORATION, a Delaware corporation (the "Subsidiary".

                      W I T N E S S E T H:

    WHEREAS, the Bank, the Borrower, and the Subsidiary are parties to a certain Fleet Bank - NH Seventh Amendment and First Restatement of Commercial Loan Agreement dated April 12, 1996 (the "Loan Agreement") and certain Loan Documents of various dates (as defined in the Loan Agreement and as amended through the date hereof), including, but not limited to a certain Guaranty Agreement dated October 22, 1992, as amended to date, of the Subsidiary (the "Guaranty"), and certain Security Agreements of the Borrower dated April 12, 1996 and of the Subsidiary dated October 22, 1992, as amended to date (collectively, the "Security Agreements");

    WHEREAS, pursuant to the Loan Agreement, the Bank has extended to the Borrower certain credit facilities including a revolving line of credit loan up to the maximum principal amount of Three Million Dollars ($3,000,000.00) (the "Revolving Line of
Credit Loan"); and

    WHEREAS, the Borrower has requested, and the Bank has agreed, to increase the maximum principal amount available under the Revolving Line of Credit Loan from Three Million Dollars ($3,000,000.00) to Five Million Dollars ($5,000,000.00), and, in
connection therewith, to make certain amendments to the terms and conditions affecting all of the credit facilities provided under the Loan Agreement and the Loan Documents. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and/or the Loan Documents, as the case may be.

    NOW, THEREFORE, in consideration of the Bank increasing the Revolving Line of Credit Loan as described above and amending the Loan Agreement in other respects as provided below, the Bank, the Borrower, and the Subsidiary hereby agree to amend the Loan Agreement and the Loan Documents as follows:


    I.  AMENDMENT OF LOAN AGREEMENT.

    A. Increase of Revolving Line of Credit. The maximum available amount to the Borrower under the Revolving Line of Credit Loan as set forth in Section I. A. of the Loan Agreement shall be and hereby is increased from Three Million Dollars ($3,000,000.00) to Five Million Dollars ($5,000,000.00), subject to and limited by the provisions regarding availability under clause (2) of Section I. A. of the Loan Agreement, and the terms and conditions of the Revolving Line of Credit Loan promissory note. The Borrower shall execute and deliver to Bank a replacement Revolving Line of Credit Loan promissory note in form and substance satisfactory to the Bank to reflect the increase of the maximum principal amount thereunder.

    B.  Amendment of Review Date for Revolving Line of Credit
Loan. The Review Date as set forth in Section C of Article I of the Loan Agreement with respect to the Revolving Line of Credit
Loan shall be and hereby is changed to February 28, 1999.

    C.  Amendment of Fees.  The Unused Revolving Line of Credit
Commitment Fee set forth in Section I of Schedule B of the Loan
Agreement shall be and hereby are replaced with the following:

      "Annual Revolving Line of Credit Facility Fee:  $3,000.00
      per annum, payable in quarterly installments of $750.00 on January 1st, April 1, July 1st, and October 1st."

    D.  Amendment of Financial Covenants.  The Financial
Covenants of the Borrower set forth in Section IV of Schedule B of the Loan Agreement shall be and hereby are replaced with the following:

          "IV.  Description of Additional Financial and other
      Covenants:

          A. BORROWER and the Subsidiary shall have a Tangible Capital Base (as hereinafter defined) on a consolidated basis equal to at least Eight Million Five Hundred Thousand Dollars ($8,500,000.00) as of the last day of the first quarter of BORROWER's 1997 fiscal year and at all times thereafter. "Tangible Capital Base" means total shareholders' equity , plus Permitted Subordinated Debt (as hereinafter defined), plus deferred tax liabilities, and less intangible assets (unamortized product development costs, goodwill, and unamortized debt issuance costs), all as determined from BORROWER's and the Subsidiary' financial statements delivered to the BANK in accordance with the covenants of the BORROWER hereinabove (the "Financial Statements").

          B. BORROWER and the Subsidiary on a consolidated basis shall have a ratio of Senior Debt (as hereinafter defined) to Tangible Capital Base of not greater than 1.15:1 as of the last day of the first quarter of BORROWER's 1997 fiscal year and at all times thereafter. "Senior Debt" means all indebtedness with the exception of indebtedness of the BORROWER or the Subsidiary that is subordinated to the BANK on terms of subordination acceptable to the BANK ("Permitted Subordinated Debt"), all as determined from the Financial Statements.

          C. BORROWER and the Subsidiary shall maintain on a consolidated basis Available Cash (as hereinafter defined) of at least One Million Dollars ($1,000,000.00) at all times. "Available Cash" means the sum of (a) cash balances in investment and depository accounts and
      (b) the amount equal to the then Borrowing Base as determined in accordance with Section I. A. of the Loan Agreement less the then outstanding principal balance of advanced funds under the Revolving Line of Credit Loan. In the event that the BORROWER and the Subsidiary at any time fail to maintain Available Cash in the amount required above, such failure shall not constitute an Event of Default under the Loan Agreement and the Loan Documents but the interest rate applicable to each of the Loans shall, at the option of the BANK, be immediately increased by one-quarter of one percent
      (0.25%) per annum.   Such increased rates shall remain
      in effect until such time as the BORROWER certifies in writing to the BANK that it is in compliance with the financial covenant hereunder and under Paragraph D below. Upon BANK's receipt of such certification the interest rates under each of the Loans shall immediately and automatically be reduced to the rates stated in the Loan Documents for such Loans.

          D. BORROWER and the Subsidiary shall have on a consolidated basis Net Profit (as hereinafter defined) for each fiscal quarter, other than the second quarter of fiscal year 1997, of at least One Thousand Dollars ($1,000.00). "Net Profit" means net profits as determined in accordance with generally accepted accounting principles from BORROWER's Financial Statements. In the event that the BORROWER and the Subsidiary at any time fail to achieve Net Profits in the amount required above for any quarter, such failure shall not constitute an Event of Default under the Loan Agreement and the Loan Documents but the interest rate applicable to each of the Loans shall, at the BANK's option, be immediately increased by one quarter of one percent (0.25%) per annum. Such increased rates shall remain in effect until such time as the BORROWER certifies in writing to the BANK that it is in compliance with the financial covenants hereunder and under Paragraph C above. Upon BANK's receipt of such certification the interest rates under each of the Loans shall immediately and automatically be reduced to the rates stated in the Loan Documents for such Loans.

          E. BORROWER shall not make expenditures for capital assets or capital improvements (as determined in accordance with generally accepted accounting principals) in any fiscal year in excess of Five Million
      Dollars ($5,000,000.00).

          F. BORROWER shall report and certify to BANK its compliance with the financial covenants hereinabove within forty-five (45) days after each fiscal quarter end on such form or forms as may from time to time be specified by the BANK."

    E. Commitment Fee. For and in consideration of the Bank entering into this Amendment, the Borrower shall pay the Bank a commitment fee in the amount of $2,000.00 on the date of execution hereof.


     II. AMENDMENT OF SECURITY AGREEMENTS. The Revolving Line of Credit Loan, as increased hereby, is and shall be secured in accordance with the terms, conditions, and priorities under the Loan Agreement and Loan Documents for the Revolving Line of Credit Loan prior to increase hereunder. The Security Agreements of each of the Borrower and the Subsidiary included among the Loan Documents shall be and hereby are amended by including the Revolving Line of Credit Loan, as increased hereby, as Secured Obligations under each of the Security Agreements secured by the security interests in the Collateral granted to the Bank by the Borrower and the Subsidiary thereunder.


     III.    AMENDMENT OF SUBSIDIARY'S GUARANTY AGREEMENT.

     The Guaranty shall be and hereby is amended such that the Revolving Line of Credit Loan, as increased hereby shall be included as a Guaranteed Obligations thereunder.


     IV.     REPRESENTATIONS AND WARRANTIES.

     Except as set forth in Schedule I hereto, and except to the extent affected by the amendments hereunder or by previous amendments, or otherwise consented to or acknowledged by the Bank in writing, each of the Borrower and the Subsidiary, jointly and severally, confirm, reassert, and restate all of the representations and warranties under the Loan Agreement and the Loan Documents as of the date hereof.


     V.      AFFIRMATIVE COVENANTS.

     Except as set forth in Schedule II hereto and except to the extent affected by the amendments hereunder or by previous amendments, or otherwise consented to or acknowledged by the Bank in writing, each of the Borrower and the Subsidiary, jointly and severally, hereby confirm, reassert, and restate their respective affirmative covenants as set forth in the Loan Agreement and Loan Documents as of the date hereof.


     VI.     AFFIRMATION OF NEGATIVE COVENANTS.

     Except as set forth on Schedule III hereto and except to the extent affected by the amendments hereunder or by previous amendments, or otherwise consented to or acknowledged by the Bank in writing, each of the Borrower and the Subsidiary, jointly and severally, hereby confirm, reassert, and restate their respective negative covenants as set forth in the Loan Agreement and the Loan Documents as of the date hereof.


     VII.    FURTHER REPRESENTATION AND WARRANTY.

         Each of the Borrower and the Subsidiary represent and warrant to the Bank that no consent, authorization or approval is required of any third party, including, but not limited to, the Vermont Economic Development Authority and the United States Small Business Administration, for any of the Borrower or the Subsidiary to enter into this Agreement and to consummate the transactions contemplated hereunder.


     VIII.   NO FURTHER EFFECT.

         Except as specifically amended hereby, the terms and conditions of the Loan Agreement and the Loan Documents as set forth therein and as amended through the date hereof shall remain in full force and effect.

     IN WITNESS WHEREOF, the Bank, the Borrower and the Subsidiary have executed this agreement effective as of the date and year first above written.

                                  FLEET BANK-NH


/s/ Catherine A. Consentino       By: /s/ Andre P. Pelletier
---------------------------       ---------------------------------
Witness                           Andre P. Pelletier, Vice President



                                  GREEN MOUNTAIN COFFEE ROASTERS, INC.


/s/ Robert P. Stiller             By: /s/ Robert D. Britt
-------------------------         ----------------------------------------
Witness                           Robert D. Britt, Chief Financial Officer



                                  GREEN MOUNTAIN COFFEE ROASTERS
                                  FRANCHISING CORPORATION

/s/ Robert P. Stiller             By: /s/ Robert D. Britt
-------------------------         ----------------------------------------
Witness                           Robert D. Britt, Chief Financial Officer


STATE OF  New Hampshire
COUNTY OF Hillsborough

    On this, the 19th day of February, 1997, before me, the undersigned officer, personally appeared Andre P. Pelletier, who acknowledged himself to be a Vice President of Fleet Bank - NH, a bank and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said bank.

                             Before me,

                             /s/ Catherine A. Consentino
                             ----------------------------------
                             Justice of the Peace



STATE OF Vermont
COUNTY OF Washington

    On this, the 19th day of February, 1997, before me, the undersigned officer, personally appeared Robert D. Britt, who acknowledged himself to be the Chief Financial Officer of Green Mountain Coffee Roasters, Inc., a corporation and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said corporation.

                             Before me,

                             /s/ Betty Omansky
                             ----------------------------------
                             Notary Public


STATE OF Vermont
COUNTY OF Washington

    On this, the 19th day of February, 1997, before me, the undersigned officer, personally appeared Robert D. Britt, who acknowledged himself to be the Chief Financial Officer of Green Mountain Coffee Roasters Franchising Corporation, a corporation and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said corporation.

                             Before me,

                             /s/ Betty Omansky
                             -------------------------------
                             Notary Public

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               EIGHTH AMENDMENT TO FLEET BANK - NH
          COMMERCIAL LOAN AGREEMENT AND LOAN DOCUMENTS


                           Schedule I


                              None


               EIGHTH AMENDMENT TO FLEET BANK - NH
          COMMERCIAL LOAN AGREEMENT AND LOAN DOCUMENTS


                           Schedule II


                              None


               EIGHTH AMENDMENT TO FLEET BANK - NH
          COMMERCIAL LOAN AGREEMENT AND LOAN DOCUMENTS


                          Schedule III


                              None

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